UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 30, 2007
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 2.02 Results of Operations and Financial Condition
          On July 30, 2007, Community Health Systems, Inc. (the “Company”) announced operating results for the quarter ended June 30, 2007. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K.
ITEM 7.01 Regulation FD Disclosure
          Attached as Exhibit 99.2 are unaudited condensed consolidated statements of operations and selected operating data for Triad Hospitals, Inc., (“Triad”), which are being provided to supplement the information that will be discussed on the Company’s conference call scheduled for July 31, 2007. Certain unaudited financial information relating to Triad for the three months and six months ended June 30, 2007, has not been and is not required to be filed by Triad with the Securities and Exchange Commission (the “SEC”) because on July 25, 2007 following the Company’s acquisition of Triad, Triad filed with the SEC a Form 15 — 12B which suspended Triad’s duty to file such information. This information has been prepared and reviewed by Triad’s senior management in place prior to that acquisition.
ITEM 9.01 Financial Statements and Exhibits
   Exhibits
   The following exhibits are furnished herewith:
99.1	Community Health Systems, Inc. Press Release dated July 30, 2007.

99.2	Unaudited condensed consolidated statements of operations and selected operating data for Triad Hospitals, Inc., for the three and the six months ended June 30, 2007 and 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2007	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

	By:	/s/ T. Mark Buford
T. Mark Buford
Vice President and Corporate Controller (principal accounting officer)

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated July 30, 2007

99.2	Regulation FD Disclosure — Triad Hospitals, Inc. Financial and Operating Data

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